AARP Investment Program
from Scudder

                                                              September 30, 1996

Dear AARP Member,

   I'm writing today to let you know that the Fund Manager has agreed to continue to waive a portion of its management fee for AARP Global Growth Fund to the extent necessary so that total annualized expenses of the Fund do not exceed 1.75% of average daily net assets until January 31, 1997. This information is provided to you on the reverse side of this letter and is a supplement to the 1996 Prospectus you received earlier. Please keep it in your files with your Prospectus.
   If you have any questions about this information, please feel free to call one of our knowledgeable Mutual Fund Representatives toll-free at 1-800-253-2277. They are available to help you Monday through Friday, from 8:00 a.m. to 8:00 p.m. eastern time.

Sincerely,
/s/Cuyler W. Findlay
Cuyler W. Findlay
Chairman


                     This note is not part of the Prospectus
                    Supplement which appears on the reverse.

                                  (over please)

AARP Investment Program
from Scudder

AARP Global Growth Fund

Supplement to Prospectus
dated February 1, 1996
As Revised July 1, 1996


Until January 31, 1997, the Fund Manager, Scudder, Stevens & Clark, Inc., has agreed to waive a portion of its management fee for AARP Global Growth Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 1.75% of average daily net assets.


September 30, 1996